Risk management and financial instruments (Restated)	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments (Restated)
Risk management and financial instruments

The majority of gross earnings from our drilling units are receivable in U.S. dollars and the majority of our other transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of ours. However, we have operations and assets in a number of countries worldwide and incur expenditures in other currencies, causing our results from operations to be affected by fluctuations in currency exchange rates, primarily relative to the U.S. dollar. Historically, we have been exposed to changes in interest rates on floating interest debt, and to the impact of changes in currency rates on NOK and SEK denominated debt. Due to the filing of the Bankruptcy Petitions, interest is no longer incurred on our unsecured bonds and they are held at the foreign exchange rate as at the Petition Date. Interest continues to be incurred on the floating interest debt but is recognized as an adequate protection payment for those facilities held as subject to compromise. Interest on floating rate debt not held as subject to compromise continues to be paid and recognized in the Consolidated Statement of Operations. There is thus a risk that interest rate fluctuations will have a positive or negative effect on the value of our cash flows.

Prior to filing for Chapter 11, we entered into derivative agreements to mitigate the risk of currency and interest rate fluctuations. However, filing for Chapter 11 triggered an event of default under each of our International Swaps and Derivatives Agreements (ISDA). As a result, our counterparties terminated all outstanding transactions governed by the ISDA, effective September 13, 2017. The derivative transactions are recognized at the recoverable amount under the ISDA's as agreed with our lenders. As of December 31, 2017 we had $249 million in estimated derivative instrument settlements payable, reflected in the liabilities subject to compromise on the Consolidated Balance Sheet.
Realized and unrealized gains and losses
The total realized and unrealized gains and losses recognized in the Consolidated Statement of Operations relating to our derivative arrangements for the year ended December 31, 2017, 2016 and 2015 are as follows:

	Year ended December 31,
(In US$ millions)	2017	2016	2015
Gains / (losses) recognized in the Consolidated Statement of Operations relating to derivative financial instruments
Interest rate swap agreements not qualified as hedge accounting	(31)	(48)	(104)
Cross currency interest rate swaps not qualified as hedge accounting	46	(20)	(7)
Foreign currency forwards not qualified as hedge accounting	1	—	(9)
TRS agreements	—	(6)	(27)
Other	(5)	—	(3)
Gain / (loss) on derivative financial instruments	11	(74)	(150)

Interest rate risk management

Our exposure to interest rate risk relates mainly to our floating interest rate debt and balances of surplus funds placed with financial institutions. The exposure related to our floating interest debt has reduced since filing for Chapter 11, as noted above. We have historically managed this risk through the use of interest rate swaps and other derivative arrangements and continue to do so for some of our facilities which are not subject to compromise. Our objective is to obtain the most favorable interest rate borrowings available without increasing our foreign currency exposure. Surplus funds have generally been used to repay revolving credit facilities, or placed in accounts or fixed deposits with reputable financial institutions in order to maximize returns, while providing us with the flexibility to meet working capital and capital investments. The extent to which we utilized interest rate swaps and other derivatives to manage our interest rate risk has been determined by the net debt exposure.

Interest rate swap agreements not qualified as hedge accounting

At the date of filing for Chapter 11, we had interest rate swap agreements with an outstanding principal of $5,675 million (December 31, 2016: $6,372 million). The agreements had maturity dates between November 2, 2017 and January 29, 2027, swapping the floating element of interest on our facilities for fixed rates ranging between 0.74% and 3.34%. In addition we had an interest rate swap contract principal of $150 million (December 31, 2016: $162 million), which was entered into in February 2014 with a forward start in March 2016, under which it pays a floating rate of LIBOR and receive a fixed rate of 2.12%. These agreements did not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under “Gain/(loss) on derivative financial instruments.”

On September 13, 2017 the interest rate swaps were terminated under the ISDA and an adjustment for credit risk on the interest rate swap position was reversed to "Reorganization items, net" in the Consolidated Statement of Operations, totaling $18 million. The residual liability, represents the counterparty claimed value of $39 million, which was reclassified to liabilities subject to compromise in the Consolidated Balance Sheet as at December 31, 2017.

As at December 31, 2016 we reported a gross liability of $64 million, net liability of $41 million, and an asset of $4 million. The asset and net liability as at December 31, 2016 was classified as "Other current assets" or "Other current liabilities" respectively in the Consolidated Balance Sheet.

The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to interest rate swap agreements in 2017 amounted to $30 million (2016: losses of $48 million, 2015: losses of $104 million).

Cross currency interest rate swaps not qualified as hedge accounting

At the date of filing for Chapter 11, we had outstanding cross currency interest rate swaps with principal amounts of $807 million (December 31, 2016: $807 million) with maturity dates between March 2018 and March 2019 at fixed rates ranging from 4.94% to 6.18%. These agreements did not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements were included in the Consolidated Statement of Operations under “Gain/(loss) on derivative financial instruments”.

On September 13, 2017 the cross currency interest rate swaps were terminated under the ISDA and an adjustment for credit risk on the interest rate swap position was reversed to "Reorganization items, net" in the Consolidated Statement of Operations, totaling $71 million. The residual liability represents the counterparty claimed value of $210 million, which was reclassified to liabilities subject to compromise in the Consolidated Balance Sheet as at December 31, 2017.

The total fair value of cross currency interest swaps outstanding at December 31, 2016 amounted a gross and net liability of $194 million. The fair value of the cross currency interest swaps is classified as "Other current liabilities" in the Consolidated Balance Sheet as at December 31, 2016.

The total realized and unrealized gains recognized in the Consolidated Statement of Operations relating to cross currency interest rate swap agreements in 2017 amounted to $46 million (2016: losses of $20 million, 2015: losses of $7 million).

Interest rate hedge accounting

A Ship Finance subsidiary consolidated by Seadrill as a VIE (refer to Note 34 "Variable Interest Entities"), has entered into interest rate swaps in order to mitigate the exposure to variability in cash flows for future interest payments on the loans taken out to finance the acquisition of the West Linus.  These interest rate swaps qualify for hedge accounting under U.S. GAAP, and the instruments have been formally designated as a hedge to the underlying loan. When the hedge is effective, any changes in its fair value is included in “Other comprehensive income.” The effectiveness of hedging instruments is assessed at each reporting period. The total fair value of these interest rate swaps outstanding at December 31, 2017 amounted to an asset of $0 million (December 31, 2016: a liability of $1 million), which are classified as "Other non-current assets" in the Consolidated Balance Sheet (December 31, 2016: "Other non-current liabilities"). Below is a summary of the notional amount, fixed interest rate payable and duration of the outstanding principal as at December 31, 2017.

Variable interest entity	Outstanding principal as at December 31, 2017	Receive rate	Pay rate	Length of contract
	(In US$ millions)
SFL Linus Limited (West Linus)	4.0	1 month LIBOR	2.01%	Mar 2014 - Oct 2018
SFL Linus Limited (West Linus)	4.0	2 month LIBOR	2.01%	Mar 2014 - Nov 2018
SFL Linus Limited (West Linus)	144.5	3 month LIBOR	1.77%	Dec 2013 - Dec 2018

In the year ended December 31, 2017 the above VIEs recorded $1.2 million fair value gains on interest rate swaps (December 31, 2016: $1.1 million fair value gains). Any such gains or losses are recorded by those VIEs as “Other comprehensive income” but due to their ownership by Ship Finance these gains are allocated to “Non-controlling interest” in our Consolidated Statement of Changes in Shareholders' Equity. The net interest paid on these swaps for the year ended December 31, 2017 was $1 million (2016: net interest paid of $2 million).

Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIEs, and therefore we, recognized no gain or loss due to hedge ineffectiveness in the Consolidated Financial Statements during the twelve months ended December 31, 2017 (December 31, 2016: no fair value gain or loss, December 31, 2015: no fair value gain or loss).

Archer convertible debt instrument

On April 26, 2017 Seadrill agreed with Archer to convert total outstanding subordinated loans, fees and interest provided to Archer, with a carrying value of $37 million, into a $45 million loan. The new loan receivable is a convertible debt instrument; the host is the debt and the convertible option an embedded derivative. The instrument is bifurcated with both elements initially and subsequently recognized at fair value.
The fair value of the new loan receivable as at April 26, 2017 was $56 million, resulting in a $19 million gain on debt extinguishment in the statement of operations.

The debt and embedded derivative option was revalued at December 31, 2017, with Seadrill recognizing a fair value loss of $4 million on the embedded derivative and a $1m fair value gain on the loan receivable, bringing the total fair value of the convertible debt instrument as at December 31, 2017 to $52 million.

Exposure to interest rate fluctuations

As at December 31, 2017, our net exposure to floating interest rate fluctuations on our outstanding debt was $0.2 billion, representing the outstanding debt balance on the AOD $360 million facility, which is not subject to compromise. The interest rate swaps associated with our debt which is classified as subject to compromise have been terminated so there is no fixed interest rate swaps outstanding to offset any movement in interest rate. A 1% change in short-term interest rates would therefore increase or decrease our net income by approximately $2 million.

As at December 31, 2016, our net exposure to floating rate fluctuations on our outstanding debt was $0.23 billion. This comprises our total net interest-bearing debt including related party debt of $9.9 billion, less the total notional principal of our floating to fixed interest rate swaps and cross-currency swaps of $7.4 billion, less the fixed interest loans of $2.27 billion. A 1% change in short-term interest rates would therefore have increased or decreased our net income by approximately $3 million in 2016.

Foreign exchange risk management

We and the majority of our subsidiaries use the U.S. dollar as the functional currency because the majority of the revenues and expenses are denominated in U.S. dollars. Accordingly, our reporting currency is also U.S. dollars. We do, however, earn revenue and incur expenses in other currencies and there is thus a risk that currency fluctuations could have an adverse effect on the value of our cash flows. Prior to entering Chapter 11 we were exposed to the impact of changes in currency exchange rates on NOK and SEK denominated debt. Prior to September 13, 2017, we had entered into derivative agreements to mitigate the risk of exchange rate fluctuations as described below.

Foreign currency forwards not qualified as hedge accounting

Historically we have used foreign currency forward contracts and other derivatives to manage our exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts did not qualify for hedge accounting treatment and were recorded in the Consolidated Balance Sheet under "Other current assets" if the contracts had a net positive fair value, and under "Other current liabilities" if the contracts had a net negative fair value.

At December 31, 2017 and December 31, 2016, we had no outstanding currency forward contracts.

The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to foreign currency forward agreements in 2017 amounted to nil (2016: losses of nil, 2015: losses of $9 million).

Exposure to exchange rate fluctuations
At December 31, 2017 we had no debt exposure to exchange rate fluctuations as the NOK and SEK denominated debt facilities were held at the foreign exchange rate as at the filing date.

At December 31, 2016, a 1% change in the exchange rate between the U.S. dollar and Norwegian Krone (NOK) and Swedish Krona (SEK) would result in a fair value gain of $5.4 million on the NOK and SEK denominated interest bearing debt and a fair value loss of $5.5 million on the cross currency interest rate swaps that would be reflected in our Consolidated Statements of Operations, based on our cross currency interest rate swaps and currency forward contracts as at December 31, 2016.

Equity price risk management

Total Return Swap (“TRS”) Agreements
During 2016 and 2015 we entered into and settled various TRS agreements which are indexed to our own common shares. The settlement amount for the TRS transaction will be (A) the market value of the shares at the date of settlement plus all dividends paid by us between entering into and settling the contract, less (B) the reference price of the shares agreed at the inception of the contract plus the counterparty’s financing costs. Settlement will be either a payment by the counterparty to us, if (A) is greater than (B), or a payment by us to the counterparty, if (B) is greater than (A). There is no obligation for us to purchase any shares under the agreement and this arrangement has been recorded as a derivative transaction, with the fair value of the TRS recognized as an asset or liability as appropriate, and changes in fair values recognized in the Consolidated Statement of Operations.
On September 5, 2016, we settled TRS agreements for 4,000,000 Seadrill Limited shares at a strike price of NOK20.30. As at December 31, 2017 there were no outstanding TRS agreements (December 31, 2016: no outstanding TRS agreements).
The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to TRS agreements in 2017 was nil (2016: losses of $6 million, 2015: losses of $27 million).

Sevan share repurchase agreements
During 2013 we entered into agreements in which we had sold our shares in Sevan Drilling to commercial banks and then entered into a share purchase agreement to repurchase the same amount of shares at a later date which is generally within three months from the date of entering into the sale agreement.
As at December 31, 2014 we had agreements for 216,065,464 Sevan Drilling ASA shares at a strike price of NOK4.1701 and 81,828,500 Sevan Drilling ASA shares at a strike price of NOK4.1966.
On February 6, 2015, these forward agreements were settled and new forward agreements were entered into. The cash settlement was NOK135 million. On May 6, 2015, we rolled forward the agreement and entered into a forward agreement for 216,065,464 Sevan shares expiring August 10, 2015 with a strike price of NOK0.6247, and a second forward agreement for 81,828,500 Drilling ASA shares expiring August 6, 2015 with a strike price of NOK0.6243.
As part of the Sevan Drilling group’s internal reorganization program effective from June 30, 2015 the parent company of the Sevan Drilling group was migrated from Sevan Drilling ASA, a Norwegian registered entity, to Sevan Drilling Limited, a Bermudan registered entity. As part of the restructuring, shareholders on the Oslo Stock Exchange listed entity were distributed shares in the Bermudan entity on a 20:1 basis. The Norwegian entity was then delisted from the Oslo Stock Exchange, and the Bermudan entity was listed in its place, maintaining the ticker “SEVDR.” Accordingly, the outstanding share repurchase agreements mentioned above were settled for consideration paid of $4 million, and we completed the repurchase of the 297,893,964 shares in Sevan Drilling ASA at a value equal to the nominal value of the shares. Simultaneously new agreements were taken out to repurchase 14,894,699 shares in Sevan Drilling Limited with the same banks.
On November 6, 2015, we settled the forward agreement for 10,803,274 shares in Sevan Drilling Limited at a strike price of NOK8.9482 and settled the forward agreement for 4,091,425 shares for a strike price of NOK8.5539. The total amount paid on settlement was $16,000,000. As a result of these transactions, we maintained a controlling interest in the Sevan Drilling group, and as a result the Sevan Drilling group remains consolidated in our Consolidated Financial Statements. As at December 31, 2015 these agreements were fully settled.

SapuraKencana share agreements and financing

On September 18, 2013, we entered into two derivative contract agreements with a commercial bank which enabled us to obtain financing against a portion of our equity investment in SapuraKencana in which we received $250 million upfront as prepayment for one of the agreements. The agreements have a settlement date three years from the inception date and include an interest equivalent component which is based on the prepaid amount received and LIBOR plus 1.90% per annum.

On July 8, 2015, we amended the financing arrangement relating to our equity investment in SapuraKencana and extended the agreement to July 2018. The total financing was reduced by $90 million to $160 million, and the corresponding restricted cash held as collateral of $93 million was settled against the liability. In addition, the interest rate increased to LIBOR plus 2.6%. As at December 31, 2015 we had associated restricted cash of $160 million due to the significant fall in the share price of SapuraKencana.

On February 24, 2016, we elected to exercise the optional termination notice under the prepaid forward and equity swap agreements, and the corresponding liability of $160 million and restricted cash of $160 million were settled, and the pledged security was released.

The amount pledged as security at December 31, 2015 was $195 million, which has been presented as a long term marketable security on the Consolidated Balance Sheet (see Note 13 "Marketable Securities" to the Consolidated Financial Statements included herein). On April 27, 2016, we sold our entire shareholding in SapuraKencana for net proceeds of $195 million, net of transaction costs.

Fair values of financial instruments

The carrying value and estimated fair value of our financial instruments that are not measured at fair value on a recurring basis at December 31, 2017 and December 31, 2016 are as follows:

Financial assets

	December 31, 2017		December 31, 2016
(In US$ millions)	Fair value	Carrying value	Fair value	Carrying value
Cash and cash equivalents	1,255	1,255	1,368	1,368
Restricted cash	104	104	75	75
Related party loans receivable - short term	25	25	174	174
Related party loans receivable - long term	522	515	487	487

Financial liabilities

As at December 31, 2017, we had outstanding floating rate interest bearing debt with carrying value of $6,367 million, of which $5,371 million was held as subject to compromise. As a result of filing for Chapter 11, the fair value of our floating rate interest bearing debt cannot be reasonably determined. As at December 31, 2016 our floating rate interest bearing debt had carrying value of $7,333 million and fair value of $6,542 million.

As at December 31, 2017, we had outstanding fixed and floating interest bonds with carrying value of $1,735 million and $599 million respectively. These were held as a liability subject to compromise on the Consolidated Balance Sheet. As a result of filing for Chapter 11, the fair value of our floating rate interest bearing debt cannot be reasonably determined. As at December 31, 2016 our fixed interest bonds had carrying value of $1,735 million and fair value of $766 million and our floating interest bonds had carrying value of $540 million and fair value of $223 million.

As at December 31, 2017, we had outstanding related party fixed rate debt with carrying value of $314 million and fair value of $218 million (December 31, 2016: carrying value of $415 million and fair value of $242 million).

At December 31, 2017 we had $39 million of interest rate swaps and $210 million of cross currency interest rate swaps classified as liabilities subject to compromise. The balance reflects the terminated value claimed by the counterparty as at September 13, 2017. As a result, the carrying and fair value of the financial instrument as at December 31, 2017 would be $249 million. This was previously measured at level 1 on the fair value measurement hierarchy, see table below.

Fair value considerations

U.S. GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, U.S. GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level 3 of the hierarchy).

Level 1 input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Level 2 inputs are inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.

The fair value of the related party loans receivable from Seadrill Partners, Seabras Sapura and SeaMex are estimated to be equal to the carrying value. This debt is not freely tradable and cannot be recalled by us at prices other than specified in the loan note agreements. The loans were entered into at market rates. They are categorized as level 2 on the fair value measurement hierarchy. Other trading balances with related parties are not shown in the table above and are covered under Note 30 "Related party transactions". The fair value of other trading balances with related parties are also assumed to be equal to their carrying value.

The related party convertible loan receivable from Archer has been fair valued for the straight debt and conversion option components. We have categorized this at level 3 on the fair value measurement hierarchy.

The fair value of the loans provided by Ship Finance to our VIE’s are derived using the Discounted Cash Flow (DCF) model. The cost of debt of 11% was used to estimate the present value of the future cash flows. We have categorized this at level 2 on the fair value measurement hierarchy. Refer to Note 30 "Related party transactions" for further information.

Financial instruments that are measured at fair value on a recurring basis:

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2017	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities - current asset	124	124	—	—
Convertible debt instrument - non-current asset	52	—	—	52
Total assets	176	124	—	52

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2016	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities - current assets	110	110	—	—
Interest rate swap contracts – non-current assets	4	—	4	—
Total assets	114	110	4	—

Liabilities:
Interest rate swap contracts – current liabilities	41	—	41	—
Interest rate swap contracts – non-current liabilities	1	—	1	—
Cross currency interest rate swap contracts – current liabilities	194	—	194	—
Total liabilities	236	—	236	—

Quoted market prices are used to estimate the fair value of marketable securities, which are valued at fair value on a recurring basis.

The fair values of interest rate swaps, cross currency interest rate swaps, and forward exchange contracts as at December 31, 2016 are calculated using well-established independent valuation techniques, applied to contracted cash flows and expected future LIBOR and NIBOR interest rates, and counterparty non-performance credit risk assumptions. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed credit default swap rate based on our traded debt, and recovery rate, which assumes the proportion of value recovered, given an event of default. We have categorized these transactions as level 2 on the fair value measurement hierarchy.

Retained Risk

a) Physical Damage Insurance

We purchase hull and machinery insurance to cover physical damage to our drilling units. We retain the risk for the deductibles relating to physical damage insurance on our fleet which is currently a maximum of $5 million per occurrence.

b) Loss of Hire Insurance

We purchase insurance to cover for loss of revenue for our operational rigs in the event of extensive downtime caused by physical damage to our drilling units where such damage is covered under our physical damage insurance.

The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which we are compensated for loss of revenue are limited to 290 days per event and aggregated per year. The daily indemnity will vary from 75% to 100% of the contracted dayrate. We retain the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under the insurance policy. If the repair period for any physical damage exceeds the number of days permitted under the loss of hire policy, we will be responsible for the costs in such period.

c) Protection and Indemnity Insurance

We purchase protection and indemnity insurance and excess liability for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $750 million per event and in the aggregate. We retain the risk for the deductible of up to $25,000 per occurrence relating to protection and indemnity insurance, or up to $500,000 for claims made in the United States.

d) Windstorm Insurance

We have elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. We intend to renew our policy to insure a limited part of this windstorm risk for a further period starting May 1, 2018 through April 30, 2019.

Credit risk

We have financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose us to credit risk arising from possible default by the counterparty. We consider the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. We, in the normal course of business, do not demand collateral. The credit exposure of interest rate swap agreements, currency option contracts and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to us.

Concentration of risk

We have financial assets, including cash and cash equivalents, marketable securities, other receivables and certain derivative instrument receivable amounts. These other assets expose us to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Citibank, Nordea Bank Finland Plc, Danske Bank A/S, BNP Paribas and ING Bank N.V. We consider these risks to be remote. For details on the customers with greater than 10% of contract revenues, refer to Note 4 "Segment information".